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EXHIBIT 21.1



SUBSIDIARIES OF SKY FINANCIAL GROUP, INC.


December 31, 2000


Sky Financial Group, Inc.
Bowling Green, Ohio


A.   Bank Holding Company Subsidiary

     1. First Western Bancorp, Inc. New Castle, Pennsylvania Sky Financial Group, Inc. owns 100%

          a.   Sky Bank
               Salineville, Ohio
               First Western Bancorp, Inc. owns 100%

               1.   Sky Access, Inc.
                    Salineville, Ohio
                    Sky Bank owns 100%

               2.   First Western Insurance Services, Inc.
                    New Wilmington, Pennsylvania
                    Sky Bank owns 100%

          b.   First Western Investment Services, Inc.
               Wilmington, Delaware
               First Western Bancorp, Inc. owns 100%

          c.   First Western Capital Trust I
               Wilmington, Delaware
               First Western Bancorp, Inc. owns 100%



B.   Bank Subsidiaries

     1. The Ohio Bank (name changed to Sky Bank - Ohio Bank Region effective February 20, 2001)

          Findlay, Ohio
          Sky Financial Group, Inc. owns 100%
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Bank Subsidiaries (continued)

     2.   Mid Am Bank (name changed to Sky Bank - Mid Am Region Effective
                       February 20, 2001)

          Toledo, Ohio
          Sky Financial Group, Inc. owns 100%

          a.   Mid Am NB5, Inc.
               Bowling Green, Ohio
               Mid Am Bank owns 100%

               1.   NB5 Financial Services
                    Dublin, Ohio
                    Mid Am NB5, Inc. owns 20%

          b.   Defiance Financial Corp.
               Defiance, Ohio
               Mid Am Bank owns 100%

               1.   HS & L Financial Agency, Inc.
                    Defiance, Ohio
                    Defiance Financial Corp. owns 100%

          c.   Insurance Holding Company
               Bryan, Ohio
               Mid Am Bank owns 100%

               1. Sky Insurance Agency, Inc. (sold - effective March 15, 2001) Archbold, Ohio
                    Insurance Holding Company owns 100%

               2.   Picton Cavanaugh, Inc.
                    Toledo, Ohio
                    Insurance Holding Company owns 100%

               3.   Meyer & Eckenrode Insurance Group, Inc.
                    Carnegie, Pennsylvania
                    Insurance Holding Company owns 100%

                    i. Meyer, Eckenrode & Hood Insurance Group, Inc. Washington, Pennsylvania
                         Meyer & Eckenrode Insurance Group, Inc. owns 100%

                    ii. Meyer, Eckenrode & Knox Insurance Group, Inc. Allison Park, Pennsylvania
                         Meyer & Eckenrode Insurance Group, Inc. owns 100%

                    iii. M&E Investment Group, Inc.
                         Carnegie, Pennsylvania
                         Meyer & Eckenrode Insurance Group, Inc. owns 100%

               4.   Sky Title Insurance Agency, LLC
                    Adrian, Michigan
                    Insurance Holding Company owns 49%
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Bank Subsidiaries (continued)


    d.  Mid Am Title Insurance Agency, Inc.
        Adrian, Michigan
        Mid Am Bank owns 100%


C.  Financial Services Subsidiaries

    1.  Sky Trust, National Association
        Pepper Pike, Ohio
        Sky Financial Group, Inc. owns 100%

    2.  Mid Am of Michigan
        Grand Rapids, Michigan
        Sky Financial Group, Inc. owns 100%

    3.  Sky Investments, Inc.  (sold - effective March 15, 2001)
        Bryan, Ohio
        Sky Financial Group, Inc. owns 100%

    4.  Sky Technology Resources, Inc.
        Bowling Green, Ohio
        Sky Financial Group, Inc. owns 100%

    5.  Sky Financial Solutions, Inc.
        Columbus, Ohio
        Sky Financial Group, Inc. owns 100%

        a.  Sky Loan Funding Corporation
            Columbus, Ohio
            Sky Financial Solutions, Inc. owns 100%

    6.  Mid Am Capital Trust I
        Wilmington, Delaware
        Sky Financial Group, Inc. owns 100%

    7.  Mid Am Financial Services, Inc.
        Carmel, Indiana
        Sky Financial Group, Inc. owns 100%

    8.  Freedom Financial Life Insurance Company
        Phoenix, Arizona
        Sky Financial Group, Inc. owns 100%

    9.  Sky Financial Capital Trust I
        Wilmington, Delaware
        Sky Financial Group, Inc. owns 100%